UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
SEPTEMBER 30, 2009

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13368	37-1103704
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of principal executive offices)	(Zip Code)

(217) 234-7454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Incorporated by reference is the quarterly stockholder report issued by the Registrant on October 30, 2009, attached as Exhibit 99, providing information concerning the Registrant's financial statements and operations as of September 30, 2009.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99 - Quarterly stockholder report as of and for the period ending September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: October 29, 2009                        /s/ William S. Rowland

                                                                 William S. Rowland
                                                                 Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Quarterly Report to Stockholders